KINDER MORGAN ENERGY

PARTNERS, L.P.

Kinder Morgan Canada Company – Nova Scotia

Kinder Morgan Texas Gas Services LLC - DE

Kinder Morgan Transmix Company, LLC - DE

Kinder Morgan Interstate Gas Transmission LLC - CO

Kinder Morgan Operating L.P. “A” - DE

Kinder Morgan Operating L.P. “B” - DE

Kinder Morgan CO2 Company, L.P. - DE

Kinder Morgan Bulk Terminals, Inc. - LA

Western Plant Services, Inc. - CA

Dakota Bulk Terminal, Inc. - WI

Delta Terminal Services LLC - DE

RCI Holdings, Inc. - LA

HBM Environmental, Inc. - LA

Milwaukee Bulk Terminals LLC - WI

Queen City Terminals, Inc. - DE

Kinder Morgan Port Terminals USA LLC - DE

Elizabeth River Terminals LLC - DE

Nassau Terminals LLC - DE

Fernandina Marine Construction Management LLC - DE

Kinder Morgan Port Manatee Terminal LLC - DE

Kinder Morgan Port Sutton Terminal LLC - DE

Pinney Dock & Transport LLC - OH

Kinder Morgan Operating L.P. “C” - DE

Kinder Morgan Operating L.P. “D” - DE

SFPP, L.P. - DE

Kinder Morgan Liquids Terminals LLC - DE

Kinder Morgan Pipeline LLC - DE

Kinder Morgan Tank Storage Terminals LLC - DE

Kinder Morgan 2-Mile LLC - DE

Rahway River Land LLC - DE

Central Florida Pipeline LLC - DE

Southwest Florida Pipeline LLC - DE

Calnev Pipe Line LLC - DE

Kinder Morgan Las Vegas LLC - DE

Globalplex Partners, Joint Venture - LA

Colton Processing Facility - CA

Kinder Morgan Materials Services, LLC - PA

CIG Trailblazer Gas Company, L.L.C. - DE

KM Trailblazer, LLC - DE

Tejas Gas, LLC - DE

Gulf Energy Gas, LLC - DE

Gulf Energy Gathering & Processing, LLC - DE

Gulf Energy Marketing, LLC - DE

Hydrocarbon Development, LLC - DE

Stellman Transportation, LLC - DE

Tejas Gas Systems, LLC - DE

Tejas-Gulf, LLC - DE

Tejas Natural Gas, LLC - DE

Kinder Morgan Pipeline Services of Mexico S. de R.L. de C.V. - Mexico

Valley Gas Transmission, LLC - DE

Silver Canyon Pipeline LLC - DE

Kinder Morgan Liquids Terminals St. Gabriel LLC - LA

Kinder Morgan Gas Natural de Mexico S. de R.L. de C.V. - Mexico

Emory B Crane, LLC- LA

Frank L. Crane, LLC - LA

Paddy Ryan Crane, LLC - LA

Agnes B Crane, LLC - LA

KMBT LLC - DE

KM Crane LLC - MD

MJR Operating LLC - MD

Kinder Morgan Southeast Terminals LLC - DE

International Marine Terminals - LA

I.M.T. Land Corp. - LA

ICPT, L.L.C. - LA

Kinder Morgan Carbon Dioxide Transportation Company - DE

Pecos Carbon Dioxide Transportation Company - TX

River Consulting, LLC – LA

Kinder Morgan River Terminals LLC - TN

Arrow Terminals B.V. - Dutch

Arrow Terminals Canada B. V. - Netherlands

Arrow Terminals Canada Company - NSULC

Kinder Morgan Arrow Terminals, L.P. - DE

Global American Terminals LLC - DE

Kinder Morgan Amory LLC - MS

Kinder Morgan Arrow Terminals Holdings, Inc. - DE

KM Decatur, Inc. - AL

Mid-South Port Transportation LLC

River Terminals Properties, LP - TN

Tajon Holdings, Inc. - PA

River Terminals Properties GP LLC - DE

Guilford County Terminal Company, LLC -NC

Johnston County Terminal, LLC

TransColorado Gas Transmission Company - CO

KM Upstream LLC -DE

Kinder Morgan Petcoke LP LLC - DE

Kinder Morgan Petcoke GP LLC - DE

Kinder Morgan Petcoke, L.P. - DE

Stevedore Holdings, L.P. - DE

Kinder Morgan NatGas Operator LLC - DE

General Stevedores Holdings LLC - DE

General Stevedores GP, LLC - TX

SRT Vessels LLC - DE

Carbon Exchange LLC - DE

Kinder Morgan Louisiana Pipeline Holding LLC - DE

Kinder Morgan Louisiana Pipeline LLC - DE

Kinder Morgan Pecos LLC - DE

Kinder Morgan W2E Pipeline LLC - DE

West2East Pipeline LLC - DE

Rockies Express Pipeline LLC - DE

Kinder Morgan Texas Terminals, L.P. - DE

Kinder Morgan Cameron Prairie Pipeline LLC - DE

Midcontinent Express Pipeline LLC - DE

Lomita Rail Terminal LLC - DE

Transload Services, LLC - IL

Devco USA, L.L.C. - OK

Kinder Morgan Cochin ULC - Alberta

Kinder Morgan Cochin LLC - DE

Kinder Morgan Seven Oaks LLC - DE

Kinder Morgan Columbus LLC - DE

KM Liquids Terminals LLC - DE

Kinder Morgan Production Company LLC - DE

Kinder Morgan Crude Oil Pipelines LLC - DE

Kinder Morgan Tejas Pipeline LLC - DE

Kinder Morgan Texas Pipeline LLC - DE

Kinder Morgan Wink Pipeline LLC - DE

Kinder Morgan North Texas Pipeline LLC - DE

Kinder Morgan Border Pipeline LLC - DE

Kinder Morgan Marine Services LLC - DE

Kinder Morgan Mid Atlantic Marine Services LLC - DE

TransColorado Gas Transmission Company LLC - DE

Trailblazer Pipeline Company LLC – DE

Northeast Express Pipeline LLC – DE

Kinder Morgan Terminals, Inc. – DE

Fayetteville Express Pipeline LLC – DE

KMEP Canada ULC

KM Express ULC

1020019 Alberta Ltd.

1108437 Alberta Ltd.

3071978 Nova Scotia Company

6043445 Canada Inc.

6048935 Canada Inc.

Kinder Morgan Pipelines (USA) Inc.

ExPlatte Holdings Inc.

Express GP Holdings Ltd.

Express Holdings (Canada) Limited Partnership

Express Holdings (USA) Inc.

Express Pipeline Limited Partnership

Express Pipeline Ltd.

Express US Holdings LP

Express Pipeline LLC

NS 307 Holdings Inc.

Platte Pipe Line Company

Kinder Morgan Edmonton Terminals ULC

KM Canada Terminals ULC

Kinder Morgan Bison ULC

Kinder Morgan Heartland ULC

Kinder Morgan Canada CO2 ULC

Kinder Morgan Canada Inc.

Kinder Morgan Canada Terminals Limited Liability Partnership

Trans Mountain (Jet Fuel) Inc.

Trans Mountain Pipeline (Puget Sound) LLC

Trans Mountain Pipeline L.P.

Trans Mountain Pipeline ULC